Exhibit 99.5

AMENDMENT AND WAIVER AGREEMENT

THIS AMENDMENT AND WAIVER AGREEMENT (this “Agreement ”), dated as of November 18, 2010, is made and entered into by and among YouBlast Global, Inc. (f/k/a Sahara Media Holdings, Inc.), a Delaware corporation (the “Company”), and John Thomas Bridge & Opportunity Fund, LP, and John Thomas Bridge & Opportunity Fund II, LP (each, a “Holder” and, collectively, the “Holders”).

WHEREAS, the Holders are parties to (i) that certain Purchase Agreement dated March 24, 2010 (the “March Purchase Agreement”), (ii) that certain Securities Purchase Agreement dated June 7, 2010 (the “June Purchase Agreement”), and (iii) that certain Securities Purchase Agreement dated August 10, 2010 (“August Purchase Agreement”) (the March Purchase Agreement, June Purchase Agreement, and August Purchase Agreement are collectively referred to herein as the “Purchase Agreements”) pursuant to which they acquired (w) a 16% Debenture dated March 24, 2010 in the principal amount of $490,000 (the “March Debenture”), (x) 1,000,000 shares of Company common stock, par value $0.003 (“Common Stock”) pursuant to a Stock Purchase Agreement dated March 24, 2010 (the “March Common Stock Purchase  Agreement”), (y) 16% Debentures dated June 7 and June 30, 2010 in the aggregate principal amount of $250,000 (the “June Debentures”), and (z) a 16% Debenture dated August 10, 2010 in the principal amount of $100,000 (the “August Debenture”) (the March Debenture, June Debentures, and August Debenture are collectively referred to herein as the “Debentures”);

WHEREAS, each Holder currently holds the principal amount of the Debentures that is set forth on Schedule A hereto and is currently entitled to be paid under the Debentures certain interest amounts; and

WHEREAS, the Debentures have matured by their terms and are presently due and payable in full;

WHEREAS, the Company has requested and each Holder agree to waive any and all defaults and breaches of any and all covenants, terms and conditions of the Company under the Debentures and any and all events that may be deemed to be breaches of the covenants, terms and conditions of the related transaction documents that have or may be deemed to have occurred as of or prior to the date hereof and may be deemed ongoing;

WHEREAS, the Holders are willing to waive any and all defaults and breaches and to amend the terms and conditions of the related transaction documents, subject to the terms and conditions hereof and in reliance upon the representations and warranties herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holders agree as follows:

1. Issuance of Shares. In consideration for the waivers and amendments as described herein, the Company shall issue to each Holder within five (5) Business Days from the effective date of this Agreement the number of shares of Common Stock opposite such Holder’s name set forth on Schedule A hereto (the “Amendment Shares”). For purposes of clarity, the aggregate number of Amendment Shares to be issued to the Holders shall be equal to ten percent (10%) of the issued and outstanding capital stock of the Company, after giving effect to all outstanding derivative securities regardless of whether such derivative securities have vested, have been exercised or have been converted. Until twelve (12) months following the date on which the Debentures are repaid in full, the Company shall from time to time issue the Holders, pro-rata, additional shares of Common Stock so that the percentage ownership of Holders’ respective shares of Common Stock upon the date of, and giving effect to, this Agreement shall not decrease, after giving effect to (i) any additional issuances of Company capital stock, and (ii) all outstanding derivative securities regardless of whether such derivative securities have vested, have been exercised or have been converted. Such issuance shall be effected by the Company within fifteen (15) Business Days of the completion of the event giving rise to such issuance. The Amendment Shares shall have certain registration rights as described in the agreement attached hereto as Exhibit A (the “Registration Rights Agreement”).

2.        Subordination Outstanding Indebtedness. As additional consideration for the waivers and amendments as described herein, the Company hereby agrees that the indebtedness evidenced by the Debentures shall rank senior to any other debt of the Company with respect to any payment of amounts due under the Debentures upon the liquidation, dissolution or otherwise of the Company. In connection with the debt owed by the Company to Philmore Anderson IV, both the Company and Philmore Anderson IV shall agree to subordinate all of the outstanding indebtedness owed to Mr. Anderson by the Company pursuant to the terms of the Subordination Agreement attached hereto as Exhibit B (the “Subordination Agreement).

3.        Limited Waiver of Defaults. Effective as of the date hereof, and in consideration of the Shares to be issued to the Holders in accordance with the terms and conditions set forth herein, each Holder (for itself and its predecessors, successors and assigns) hereby agrees, severally and not jointly, to waive any Event of Default existing under any of the Purchase Agreements or Debentures (including any documents ancillary thereto) immediately prior to the execution and delivery of this Agreement (each, a “Default;” collectively, the “Defaults”). Notwithstanding the previous sentence, however, NOTHING IN THIS AGREEMENT WILL BE CONSTRUED TO CONSTITUTE A WAIVER BY THE HOLDERS OF ANY FUTURE DEFAULT OR FUTURE EVENT OF DEFAULT BY THE COMPANY UNDER THE PURCHASE AGREEMENTS (AS AMENDED HEREBY) OR THE DEBENTURES. NOTHING HEREIN SHALL BE CONSTRUED TO WAIVE ANY RIGHTS OR REMEDIES AVAILABLE TO THE HOLDERS OR THEIR AFFILIATES PURSUANT TO THE PURCHASE AGREEMENTS OR DEBENTURES, OR BY OPERATION OF LAW OR OTHERWISE (WHICH RIGHTS SHALL BE CUMULATIVE) AS A RESULT OF ANY FUTURE DEFAULT OR FUTURE EVENT OF DEFAULT.

4.         Amendments to March Purchase Agreement, March Debenture, and Common Stock Purchase Agreement.

(a) March Purchase Agreement.

(i) Definitions. Any defined term used in this Section 4 but not otherwise defined shall have the meaning ascribed to such term in the March Purchase Agreement. In addition, Section 1 of March Purchase Agreement is amended as follows:

(1)	The following definitions are added to Section 1 in alphabetical order as follows:

“August Debenture” means the 16% Debenture dated August 10, 2010 in the principal amount of $100,000 issued to John Thomas Bridge and Opportunity Fund II, LP.

“August Purchase Agreement” means that certain Securities Purchase Agreement dated August 10, 2010 by and between the Company and John Thomas Bridge and Opportunity Fund II, LP.

“Amendment Agreement” means the Amendment and Waiver Agreement dated November 18, 2010 by and between the Company, the Fund, and certain other investors.

“Investment Banking Agreement” means that certain Investment Banking Agreement dated March 4, 2010, as amended October 6, 2010, by and between the Company and John Thomas Financial, Inc.”

“June Debentures” means the 16% Debentures dated June 7 and June 30, 2010 in the aggregate principal amount of $250,000 issued to John Thomas Bridge and Opportunity Fund, LP.

“June Purchase Agreement” means that certain Securities Purchase Agreement dated June 7, 2010 by and between the Company and the Fund.

(2)	the definition of “Exempt Issuance” in Section 1 is deleted in its entirety and replaced with the following:

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (individual issuances pursuant to this subsection in an aggregate amount not to exceed 10% of the number of shares of Common Stock issued and outstanding as of the date hereof), (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) any shares of Common stock and or securities exercisable, issuable or exchangeable for or convertible into Common Stock issued in connection with a private placement of up to $15,000,000 of the shares of Series A convertible Preferred Stock of the Company, and (e) shares of Common Stock issued pursuant to the Amendment Agreement.

(b) March Debenture. The Company and each Holder hereby agree to amend the March Debenture as follows:

(i)	Section 3(a)(vi) is amended by deleting the existing Section 3(a)(vi) in its entirety and replacing with the following:

“(vi) default shall occur with respect to any indebtedness for borrowed money of the Company or under any agreement to which the Company is a party and such default shall exceed $75,000; or”

(ii)	Section 3(a)(x) is amended by deleting the existing Section 3(a)(x) in its entirety and replacing with the following:

“(x) Any default shall occur in the performance of, or compliance with, any obligation of the Company under the Amendment Agreement, June Debentures, June Purchase Agreement, August Debenture, or August Purchase Agreement, or any representation or warranty made by the Company in of the preceding was incorrect in any material respect on or as of the date made.”

(iii)Section 5 is amended by deleting the existing Section 5 in its entirety and replacing it with the following:

“Section 5. This Debenture is a direct obligation of the Company, and the obligation of the Company to repay this Debenture is absolute and unconditional. Except for the indebtedness owed by the Company to Philmore Anderson IV to be repaid pursuant to the Investment Banking Agreement, this Debenture shall rank senior to any other debt of the Company with respect to any payment of amounts due under this Debenture upon the liquidation, dissolution or otherwise of the Company. Except as set forth herein, so long as there are any obligations outstanding under this Debenture, no indebtedness of the Company is or shall become senior to this Debenture in right of payment, whether with respect of interest, damages or upon liquidation or dissolution or otherwise.”

(iv) Section 10 is amended by deleting the existing Section 10 in its entirety and replacing it with the following, with the understanding that such modification is intended to be carried throughout the March Debenture:

“The term “Maturity Date” means the earliest of (i) December 31, 2010, (the “Stated Maturity Date”), (ii) the New Financing Date (as defined below) or

(iii)
the accelerated Maturity Date applicable in the case of any uncured Event of Default prior to Maturity. The Company has the right to extend on two separate occasions the Stated Maturity Date by three (3) month periods if, on or prior to the Stated Maturity Date (as it may have been extended), the Company shall provide written notice to the Holder of such three-month extension prior to the Stated Maturity Date (as it may have been extended) and deliver to Holder 1,000,000 shares of Company Common Stock in consideration for each such extension.”

(c) March Stock Purchase Agreement.

(i)	The following definitions are added to Section 1 in alphabetical order as follows:

“Amendment Agreement” means the Amendment and Waiver Agreement dated November 18, 2010 by and between the Company, Investor, and certain other shareholders of the Company.

(ii)	the definition of “Exempt Issuance” in Section 1 is deleted in its entirety and replaced with the following:

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (individual issuances pursuant to this subsection (such issuance shall not exceed 10% of the number of shares of issued and outstanding Common Stock as of the date hereof), (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder or pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) any shares of Common stock and or securities exercisable, issuable or exchangeable for or convertible into Common Stock issued in connection with a private placement of up to $15,000,000 of the shares of Series A convertible Preferred Stock of the Company, and (e) any shares of Common Stock issued pursuant to the Amendment Agreement.

5.        Amendments to June Purchase Agreement and June Debentures.

(a) June Purchase Agreement.

(i) Definitions. Any defined term used in this Section 5 but not otherwise defined shall have the meaning ascribed to such term in the June Purchase Agreement. In addition, Article X of June Purchase Agreement is amended as follows:

(1) The following definitions are added to Section 1 in alphabetical order as follows:

“August Debenture” means the 16% Debenture dated August 10, 2010 in the principal amount of $100,000 issued to John Thomas Bridge and Opportunity Fund II, LP.

“August Purchase Agreement” means that certain Securities Purchase Agreement dated August 10, 2010 by and between the Company and John Thomas Bridge and Opportunity Fund II, LP.

“Amendment Agreement” means the Amendment and Waiver Agreement dated November 18, 2010 by and between the Company, the Investor, and certain other investors.

“Investment Banking Agreement” means that certain Investment Banking Agreement dated March 4, 2010, as amended October 6, 2010, by and between the Company and John Thomas Financial, Inc.”

“March Debenture” means the 16% Debentures dated March 24, 2010 in the principal amount of $490,000 issued to John Thomas Bridge and Opportunity Fund, LP.

“March Purchase Agreement” means that certain Securities Purchase Agreement dated March 24, 2010 by and among the Company, the Investor, and certain other investors.

(2) the definition of “Exempt Issuance” in Article X is deleted in its entirety and replaced with the following:

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (individual issuances pursuant to this subsection (such issuance shall not exceed 10% of the number of shares of issued and outstanding Common Stock as of the date hereof), (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder or pursuant to the other Transaction Documents and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) any shares of Common stock and or securities exercisable, issuable or exchangeable for or convertible into Common Stock issued in connection with a private placement of up to $15,000,000 of the shares of Series A convertible Preferred Stock of the Company, (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (e) any shares of Common Stock issued pursuant to the Amendment Agreement.

(b) June Debentures. The Company and each Holder hereby agree to amend the June Debenture as follows:

(iii)Section 3(a)(iii) is amended by deleting the existing Section 3(a)(iii) in its entirety and replacing with the following:

“(iii) any representation or warranty made by the Company in this Debenture, any of the other Transaction Documents, was incorrect in any material respect on or as of the date made; or”

(iv) Section 3(a)(iv) is amended by deleting the existing Section 3(a)(iv) in its entirety and replacing with the following:

“(iv) the Company shall fail to observe or perform any other covenant or agreement contained in this Debenture or any of the other Transaction Documents, which failure is not cured, if possible to cure, within 10 calendar days after written notice of such default is sent by the Holder or by any other holder to the Company; or”

(v)  Section 3(a)(vi) is amended by deleting the existing Section 3(a)(vi) in its entirety and replacing with the following:

“(vi) default shall occur with respect to any indebtedness for borrowed money of the Company or under any agreement to which the Company is a party and such default shall exceed $75,000; or”

(vi)  Section 3(a)(x) is amended by deleting the existing Section 3(a)(x) in its entirety and replacing with the following:

“(x) Any default shall occur in the performance of, or compliance with, any obligation of the Company under the Amendment Agreement, June Debentures, June Purchase Agreement, August Debenture, or August Purchase Agreement, or any representation or warranty made by the Company in of the preceding was incorrect in any material respect on or as of the date made.”

(vii)  Section 5 is amended by deleting the existing Section 5 in its entirety and replacing it with the following:

“Section 5. This Debenture is a direct obligation of the Company, and the obligation of the Company to repay this Debenture is absolute and unconditional. Except for the indebtedness owed by the Company to Philmore Anderson IV to be repaid pursuant to the Investment Banking Agreement, this Debenture shall rank senior to any other debt of the Company with respect to any payment of amounts due under this Debenture upon the liquidation, dissolution or otherwise of the Company. Except as set forth herein, so long as there are any obligations outstanding under this Debenture, no indebtedness of the Company is or shall become senior to this Debenture in right of payment, whether with respect of interest, damages or upon liquidation or dissolution or otherwise.”

(viii)  Section 10 is amended by deleting the existing Section 10 in its entirety and replacing it with the following, with the understanding that such modification is intended to be carried throughout the June Debentures:

“The term “Maturity Date” means the earliest of (i) December 31, 2010, (the “Stated Maturity Date”), (ii) the New Financing Date (as defined below) or (iii) the accelerated Maturity Date applicable in the case of any uncured Event of Default prior to Maturity. The Company has the right to extend on two separate occasions the Stated Maturity Date by three (3) month periods if, on or prior to the Stated Maturity Date (as it may have been extended), the Company shall provide written notice to the Holder of such three-month extension prior to the Stated Maturity Date (as it may have been extended) and pay to Holder $25,000 in consideration for each such extension.”

(ix)  Section 21 is amended by deleting the existing definition of “May Purchase Agreement” in its entirety.

6. Amendments to August Purchase Agreement and August Debenture. (a) August Purchase Agreement.

(i) Definitions. Any defined term used in this Section 6 but not otherwise defined shall have the meaning ascribed to such term in the August Purchase Agreement. In addition, Article X of August Purchase Agreement is amended as follows:

(1) The following definitions are added to Article X in alphabetical order as follows:

“Amendment Agreement” means the Amendment and Waiver Agreement dated November 18, 2010 by and between the Company, the Investor, and certain other investors.

“Investment Banking Agreement” means that certain Investment Banking Agreement dated March 4, 2010, as amended October 6, 2010, by and between the Company and John Thomas Financial, Inc.”

“June Debentures” means the 16% Debentures dated June 7 and June 30, 2010 in the aggregate principal amount of $250,000.

“June Purchase Agreement” means that certain Securities Purchase Agreement dated June 7, 2010 by and among the Company and John Thomas Bridge and Opportunity Fund, LP.

“March Debentures” means the 16% Debentures dated March 24, 2010 in the principal amount of $490,000 issued to John Thomas Bridge and Opportunity Fund, LP.

“March Purchase Agreement” means that certain Securities Purchase Agreement dated March 24, 2010 by and between the Company and John Thomas Bridge and Opportunity Fund, LP.

(2) the definition of “Exempt Issuance” in Article X is deleted in its entirety and replaced with the following:

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (individual issuances pursuant to this subsection in an aggregate amount not to exceed 10% of the number of shares of Common Stock issued and outstanding as of the date hereof), (b) securities upon the exercise or exchange of or conversion of the Debenture or Warrant issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) any shares of Common Stock or securities exercisable, issuable or exchangeable for or convertible into Common Stock issued in connection with a private placement of up to $15,000,000 of the shares of Series A Convertible Preferred Stock of the Company, (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (e) shares of Common Stock issued pursuant to the Amendment Agreement.

(b) August Debenture. The Company and each Holder hereby agree to amend the August Debenture as follows:

  (i) Section 3(a)(iii) is amended by deleting the existing Section 3(a)(iii) in its entirety and replacing with the following:

“(iii) any representation or warranty made by the Company in this Debenture or any of the other Debentures, any of the other Transaction Documents, was incorrect in any material respect on or as of the date made; or”

(ii) Section 3(a)(iv) is amended by deleting the existing Section 3(a)(iv) in its entirety and replacing with the following:

“(iv) the Company shall fail to observe or perform any other covenant or agreement contained in this Debenture, any of the other Debentures, or any of the other Transaction Documents, which failure is not cured, if possible to cure, within 30 calendar days after written notice of such default is sent by the Holder or by any other holder to the Company; or”

(iii)Section 3(a)(vi) is amended by deleting the existing Section 3(a)(vi) in its entirety and replacing with the following:

“(vi) default shall occur with respect to any indebtedness for borrowed money of the Company or under any agreement to which the Company is a party and such default shall exceed $75,000; or”

(iv)  A new Section 3(a)(x) is added as follows:

“(x) Any default shall occur in the performance of, or compliance with, any obligation of the Company under the Amendment Agreement, June Debentures, June Purchase Agreement, August Debenture, or August Purchase Agreement, or any representation or warranty made by the Company in of the preceding was incorrect in any material respect on or as of the date made.”

(v)  Section 5 is amended by deleting the existing Section 5 in its entirety and replacing it with the following:

“Section 5. This Debenture is a direct obligation of the Company, and the obligation of the Company to repay this Debenture is absolute and unconditional. Except for the indebtedness owed by the Company to Philmore Anderson IV to be repaid pursuant to the Investment Banking Agreement, this Debenture shall rank senior to any other debt of the Company with respect to any payment of amounts due under this Debenture upon the liquidation, dissolution or otherwise of the Company. Except as set forth herein, so long as there are any obligations outstanding under this Debenture, no indebtedness of the Company is or shall become senior to this Debenture in right of payment, whether with respect of interest, damages or upon liquidation or dissolution or otherwise.”

(vi)  Section 10 is amended by deleting the existing Section 10 in its entirety and replacing it with the following, with the understanding that such modification is intended to be carried throughout the August Debenture:

“The term “Maturity Date” means the earliest of (i) December 31, 2010, (the “Stated Maturity Date”), (ii) the New Financing Date (as defined below) or (iii) the accelerated Maturity Date applicable in the case of any uncured Event of Default prior to Maturity.”

  (vii) Section 21 is amended by deleting the existing definitions of “May Purchase Agreement” and “June Purchase Agreement” in their entirety.

7. Conditions Precedent. This Agreement will become effective on the first day that each of the following conditions precedent have been satisfied:

(a) Documents. The Holders shall have received all of the following, each dated (unless otherwise indicated) a current date:

(i)
evidence reasonably satisfactory to the Holders that all necessary action on the part of the Company has been taken with respect to the execution and delivery of this Agreement, the performance of their respective terms and the consummation of the transactions contemplated hereby and thereby, so that this Agreement, all other documents to be executed and delivered by or on behalf of the Company, will be valid and binding upon the Company;

(ii)	this Agreement executed by the parties set forth on the signature page hereto;

(iii)	the Subordination Agreement executed by Philmore Anderson IV;

(iv)
Such other documents, instruments and certificates (including, without limitation, public authority documents) as the Holders may reasonably require to evidence the status and organization of the Company.

(b) No Default. After giving effect to the provisions hereof, no new default or Event of Default under the Debentures shall be continuing.

(c) Representations and Warranties. All of the representations and warranties contained in the Purchase Agreements and the Debentures shall be true and correct in all material respects on and as of the effective date of this Agreement with the same force and effect as if such representations and warranties had been made on and as of such date.

8. Public Disclosure. The Company shall, as soon as practicable and, in any event, within five (5) Trading Days of the date hereof, file with the SEC a Current Report on Form 8-K, reasonably acceptable to the Holders, disclosing the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit thereto. The Company shall consult with the Holders in issuing any press release with respect to the transactions contemplated hereby.

9. Representations, Warranties, Acknowledgements and Undertakings of the Company. The Company hereby makes the representations, warranties, acknowledgements and undertakings set forth below to each Holder as of the date of its execution of this Agreement.

(a)
Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)
No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any material property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any material property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) or (iii) above, as would not cause a material adverse effect on the Company.

(c)
Equal Consideration. Except as set forth in this Agreement, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Purchase Agreements or Debentures.

(d)
Affirmation of Prior Representations and Warranties. The Company hereby represents and warrants to the Holders that the Company’s representations and warranties set forth in each of the documents executed by the Company in connection with the Purchase Agreements and delivery of the Debentures are materially true and correct as of the date hereof.

(e)
Undertaking. The Company hereby agrees that, promptly upon request of a Holder, the Company shall prepare and deliver to such Holder an amended and restated Debenture that incorporates the amendments to the Debentures that are set forth herein.

10.        Modification. Except as specifically modified herein, all of the terms, provisions and conditions of the Purchase Agreements, including, without limitation, the Debentures, shall remain in full force and effect and the rights and obligations of the parties with respect thereto shall, except as specifically provided herein, be unaffected by this Agreement and shall continue as provided in such documents and shall not be in any way changed, modified or superseded by the terms set forth herein.

11.        The Company Acknowledges that the Holders Have Complied with all Obligations. The Company acknowledges and agrees that the Holders have performed fully and timely all of their respective obligations to the Company, and releases, acquits and discharges each of the Holders, together with all of their respective members, managers, beneficiaries, partners, principals, owners, officers, attorneys, and agents, of and from any and all claims, suits and cause of action of every kind and character.

12.        Miscellaneous.

(a)
Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(b)
Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders.

(c)
Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the state courts of the State of Texas located in Harris County and and the United States District Court for the Southern District of Texas in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non convenes, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holders for any reasonable legal fees and disbursements incurred by the Holder in enforcement of or protection of any of its rights under this Debenture. The Company and the Holders hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with this Agreement.

(d)
Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(e)	Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreements.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

COMPANY: YOUBLAST GLOBAL, INC.

By:	/s/ Jeffrey D. Forster
Name:	Jeffrey D. Forster
Title:	President and Chief Executive Officer

HOLDER: Name of Holder: John Thomas Bridge and Opportunity Fund, LP

By:	/s/ George R. Jarkesy, Jr.
Name:	George R. Jarkesy, Jr.
Ttitle:

Name of Holder: John Thomas Bridge and Opportunity Fund II, LP

By:	/s/ George R. Jarkesy, Jr.
Name:	George R. Jarkesy, Jr.
Title:

AGREED AND ACKNOWLEDGED (with respect to Section 2):
By:	/s/ Philmore Anderson IV
Philmore Anderson IV

SCHEDULE A

Holder	Principal Amount	Accrued Interest through	Number of
		Oct. 31, 2010	Amendment Shares
John Thomas Bridge and Opportunity Fund, LP	$490,000	$51,450.00	3,449,385
John Thomas Bridge and Opportunity Fund, LP	$250,000	$15,000.00	1,759,890
John Thomas Bridge and Opportunity Fund II, LP	$100,000	$3,000.00	703,956